SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ALTERNATIVE FUNDS

ForAlternative Strategies Fund (the “Fund”)

At a meeting held on May 24-25, 2016, the Board of Trustees of the Fund approved changes, each effective May 25, 2016, to the Fund as outlined below:

Principal Investment Strategy Change – The second paragraph in the section entitled “Principal Investment Strategies” for the Fund is replaced with the following:

In implementing the alternative investment strategies listed above, the Fund may take long and/or short positions in a broad range of investments including, but not limited to, equity securities of any market capitalization and debt securities of any quality or maturity (including loans) of U.S. and foreign issuers (including emerging markets issuers), convertible securities, and shares of other investment companies. The Fund may also take long and/or short positions in currency and other derivatives such as futures, options, swaps, and forwards, for both hedging and speculative purposes. The Fund may purchase the common or preferred stocks of a subsidiary of the Fund that invests directly or indirectly in commodity- linked derivatives. The Fund may borrow money to purchase additional securities or to maintain cash to offset short positions. Certain of these securities and the use of these investment techniques create leverage. As a result, the sum of the Fund's investment exposures at times may significantly exceed the amount of the Fund's net assets. These exposures may vary over time.

Principal Investment Risks Change – The sections entitled “Principal Investment Risks” and
“Description of Principal Investment Risks”   for the Fund are supplemented to add the following:

Subsidiary Risk. The value of a Fund's investment in its Cayman Islands subsidiary may be adversely impacted by the risks associated with the underlying derivatives investments of the subsidiary.  In addition, changes in the laws or regulations of the United States or the Cayman Islands, under which the Fund and the subsidiary, respectively, are organized, could result in the inability of the Fund or the subsidiary to continue to operate as described in the prospectus and could negatively affect the Fund and its shareholders.

Sub-Adviser Change -   The Board approved the addition of Ellington Global Asset Management LLC (Ellington), as a sub-advisor for the Fund.  In connection with this addition, the Fund’s prospectus is amended to include the following new disclosure:

The table included in the section entitled “Fund Management” contained in the Fund’s Summary section is updated to include the following Sub-Adviser and Portfolio Manager:

Ellington Global Asset Management LLC (Employs a Relative Value Strategy)	Robert Kinderman, Portfolio Manager/2016

The section entitled “The Sub-Advisers and Portfolio Managers” is amended to include the following:

Ellington Global Asset Management LLC (Ellington) is a registered investment adviser located at 53 Forest Avenue Old Greenwich, CT 06870. Ellington manages portfolios of agency and non-agency residential mortgage-backed securities and opportunistically invests in other target assets, such as commercial mortgage loans, commercial mortgage-backed securities, mortgage-related derivatives and other asset-backed securities. Ellington utilizes systematic strategies to invest in equities and futures markets.

Robert Kinderman Alternative Strategies Fund

Mr. Kinderman joined Ellington Management Group, L.L.C., an affiliate of Ellington in 1998, where he currently serves as a Managing Director responsible for trading credit-sensitive securities, including ABS and subordinated residential MBS.

May 26, 2016                                                                                                                                                                      ALAM056/P703SP